                                                             Exhibit 10.11.1

                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of August 6, 1999 by and among DITECH COMMUNICATIONS CORPORATION, a Delaware corporation ("Borrower"), and BANKBOSTON, N.A., a national banking association ("Lender"), with reference to the following facts:

     A. Borrower and Lender are parties to that certain Credit Agreement dated as of August 20, 1997, by and among the Borrower and the Lender, as amended by that certain First Amendment to Credit Agreement and Limited Waiver dated as of August 13, 1998, and as amended by that certain Second Amendment to Credit Agreement and Limited Waiver dated as of December 18, 1998 (as amended, the "Credit Agreement"), and that certain Assumption Agreement dated as of June 7, 1999. The Credit Agreement and all related and supporting documents collectively are referred to in this Amendment as the "Loan Documents."

     B. The parties desire to amend certain provisions of the Credit Agreement, in accordance with the terms of this Amendment.

     NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     1. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

           (a) The following defined terms in Section 1.1 are amended to read as follows:

                 "APPLICABLE MARGIN": For the Base Rate Loans, "APPLICABLE MARGIN" means 0.00%. For the LIBO Rate Loans, "APPLICABLE MARGIN" means 1.25%.

                 "REVOLVING COMMITMENT": The lesser of (a) Three Million Dollars ($3,000,000) and (b) the amount of the Borrowing Base, as such amounts may be reduced pursuant to Section 2.1(c).

           (b)   EXHIBIT C is hereby deleted and reserved.

     3.    CONDITIONS TO EFFECTIVENESS.

           This Amendment shall become effective as of August 6, 1999 (the "Closing Date"), only upon:

           (i) receipt by the Lender of the following (each of which shall be in form and substance satisfactory to the Lender and its counsel):

                 (a) counterparts of this Amendment duly executed on behalf of the Borrower and the Lender;

                 (b) copies of resolutions of the Board of Directors or other authorizing documents of the Borrower, authorizing the execution and delivery of this Amendment; and

           (ii) completion of such other matters and delivery of such other agreements, documents and certificates as Lender may reasonably request.

      4. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Amendment, the Borrower represents and warrants to the Lender that the following statements are true, correct and complete as of the effective date of this Amendment:

           (a) CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement"). The Certificate of Incorporation and Bylaws of the Borrower have not been amended since the copies previously delivered to the Lender.

           (b) AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance by the Borrower of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

           (c) NO CONFLICT. The execution and delivery by the Borrower of this Amendment do not and will not contravene (i) any law or any governmental rule or regulation applicable to the Borrower, (ii) the Articles of Incorporation or Bylaws of the Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on the Borrower, or (iv) any material agreement or instrument binding on the Borrower.

           (d) GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

           (e) BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are the binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws and equitable principles relating to or affecting creditors' rights.

           (f) INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5.1 of the Credit Agreement are correct on and as of the effective date of this Amendment as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date).

           (g) ABSENCE OF DEFAULT. After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

     5.    MISCELLANEOUS.

           (a) REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 (i) On and after the Closing Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Agreement.

                 (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or any of the other Loan Documents.

           (b) FEES AND EXPENSES. All costs and expenses of the Lender, including, but not limited to, reasonable attorneys' fees, incurred by the Lender in the preparation and negotiation of this Amendment constitute costs and expenses in connection with the amendment and restructuring of the Loan Documents, and as such are payable by the Borrower in accordance with Section
8.5 of the Credit Agreement.

           (c) HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

           (d) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

           (e) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DITECH COMMUNICATIONS
CORPORATION

/s/ William J. Tamblyn

By:     William J. Tamblyn

Title:  VP/CFO






BANKBOSTON, N.A.

/s/ Stephen Buzzell

By:     Stephen Buzzell

Title:  VP